JACOB INTERNET FUND INC.

                              Prospectus Supplement
                             Dated January 14, 2004

        This supplement to the Jacob Internet Fund Inc. Prospectus dated
               January 3, 2004, amends the Prospectus as follows:

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  Correction: This supplement replaces the section "How To Open An Account - By
   Mail," in its entirety, on page 12 of the Prospectus dated January 3, 2004.
      The supplement reflects that the Fund does not accept cash as payment for the purchase of Fund shares.
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How To Open An Account:

By Mail

Complete and sign the New Account Application and make a check or money order payable to Jacob Internet Fund Inc.

     $2,500 minimum.

     $1,000 minimum for IRA and UGMA,
     401K and other retirement accounts.

     The Fund may, but is not required to accept initial investments below the minimums.

     Mail To:                               Overnight or Express Mail To:
     JACOB INTERNET FUND INC.               JACOB INTERNET FUND INC.
     C/O U.S. Bancorp Fund Services, LLC    C/O U.S. Bancorp Fund Services, LLC
     P.O. Box 701                           615 E. Michigan Street, 3rd Floor
     Milwaukee, WI  53201-0701              Milwaukee, WI  53202

     The Fund will not accept cash as payment for the purchase of shares. The Fund will accept cashier's checks or money orders for purchases of shares in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, credit card checks, Treasury checks, traveler's checks or starter checks for the purchase of shares.

               NOTE: The Transfer Agent charges a $25 fee for any
                  returned checks. You will be responsible for any losses suffered by the Fund as a result.